                                                                    EXHIBIT 10.7

                       AMENDMENT NO. 5 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT (this "Amendment No. 5"), dated as of December 21, 2001, is by and among SYKES ENTERPRISES, INCORPORATED, a Florida corporation (the "Borrower"), the guarantors listed on the signature pages hereto, the other subsidiaries of the Borrower listed on the signature pages hereto and BANK OF AMERICA, N.A., a national banking association (the "Bank").

                              W I T N E S S E T H:


         WHEREAS, the Borrower and the Bank are parties to that certain Credit Agreement, dated as of February 27, 1998, as amended by a First Amendment to Credit Agreement dated as of October 1998, an Amendment No. 2 to Credit Agreement dated as of January 18, 2000, an Amendment No. 3 to Credit Agreement dated as of May 2, 2000 and an Amendment No. 4 to Credit Agreement dated as of June 22, 2001 (the "Existing Credit Agreement");

         WHEREAS, the Foreign Subsidiary Borrowers have executed the Foreign Currency Notes pursuant to the Existing Credit Agreement;

         WHEREAS, by separate guaranty agreements dated May 2, 2000, May 2, 2000, December 21, 2001, and December 21, 2001 respectively, Sykes E-Commerce, Incorporated, Sykes Realty, Inc., Sykes LP Holdings, LLC, and Sykes Global Holdings, LLC (collectively, the "Guarantors") agreed to guaranty the Borrower's obligations under the Credit Agreement;

         WHEREAS, the Borrower and the Bank have agreed to amend the Existing Credit Agreement as set forth herein and the Guarantors and the Foreign Subsidiary Borrowers desire to acknowledge and agree to such amendment.

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                        I
                                   DEFINITIONS

         SECTION 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 5, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

         "Amendment No. 5 Effective Date" is defined in Section 5.1.

         SECTION 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 5, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                       II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective as of the Amendment No. 5 Effective Date, the Existing Credit Agreement is hereby amended in accordance with these Sections 2.1 through 2.4. Except as so amended, the Existing Credit Agreement, the Notes and the other Credit Documents shall continue in full force and effect.

         SECTION 2.1. Amendments to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended by inserting, in the alphabetically appropriate place, the following definition:

                  "Amendment No. 5" means Amendment No. 5 to Credit Agreement, dated as of December 21+, 2001, among the Borrower, Sykes Realty, Inc., Sykes E-Commerce, Incorporated, the other subsidiaries of the Borrower listed on the signature pages thereto and the Bank, amending this Credit Agreement as then in effect.

         SECTION 2.2 Amendment to Section 3.05. Section 3.05 of the Existing Credit Agreement is hereby amended by replacing the first sentence thereof with the following:

                  The representations and warranties contained in Sections 6.1, 6.2, 6.3, 6.6, 6.7, 6.9, 6.10, 6.12, 6.13, 6.14 and 6.15 of the
         Syndicated Credit Agreement, as in effect on the date of Amendment No. 5 and after giving effect to any amendment or modification to the Syndicated Credit Agreement which the Bank, acting in its capacity as the lender hereunder, has approved in a writing referring to this Credit Agreement (the "Incorporated Representations"), are hereby incorporated by reference and shall be binding on the Borrower as if set forth fully herein.

         SECTION 2.3 Amendment to Section 4.01. Section 4.01 of the Existing Credit Agreement is hereby amended by replacing the first sentence thereof with the following:

                  The affirmative and negative covenants contained in Sections
         7.1 through 7.9 and Sections 8.1 through 8.10 of the Syndicated Credit Agreement, as in effect on the date of Amendment No. 5 and after giving effect to any amendment or modification to the Syndicated Credit Agreement which the Bank, acting in its capacity as the lender hereunder, has approved in a writing referring to this Credit Agreement (the "Incorporated Covenants"), are hereby incorporated by reference and shall be binding on the Borrower as if set forth fully herein.

         SECTION 2.4 Amendment to Section 4.02. Section 4.02 of the Existing Credit Agreement is hereby amended by replacing each reference to "66%" therein with a reference to "65%".

                                       III
                  CONSENT AND WAIVER RELATING TO REORGANIZATION

         SECTION 3.1 Consent and Waiver. In connection with the pending reorganization of the Borrower's corporate organizational structure, the Bank hereby (a) acknowledges its consent to the specific intercompany transactions outlined on Annex A hereto, to the extent such transactions are described on such Annex A, (b) waives any Default or Event of Default that may arise under
Section 4.01 of the Amended Credit Agreement solely as a result of the consummation of the intercompany transactions outlined on Annex A hereto, to the extent such transactions are described on such Annex A, (c) acknowledges and agrees that the intercompany payments and distributions made as a result of the reorganization as described on such Annex A, shall not be regarded as Restricted Payments for purposes of Section 8.7 of the Syndicated Credit Agreement as incorporated through Section 4.01 of the Amended Credit Agreement and (d) waive the requirement pursuant to Section 4.02 of the Existing Credit Agreement that the Borrower or any Subsidiary of the Borrower cause to be pledged the Voting Stock of Sykes Investments C.V., a Dutch limited partnership. The waivers set forth in this Section 3.1 are one-time waivers and shall not be construed to be
(i) waivers as to future compliance with Sections 4.01 or 4.02 of the Amended Credit Agreement, (ii) waivers of any other Default or Event of Default that may exist or (iii) an amendment of or modification to the Existing Credit Agreement. The Bank hereby reserves all of its rights, powers and remedies under the Amended Credit Agreement, after giving effect to this Amendment No. 5, and applicable law.

                                       IV
                   RELEASE OF PLEDGE RELATING TO SYKES CANADA

         SECTION 4.1. Release of Pledge Agreement and Related Collateral. The Bank hereby authorizes and instructs Bank of America, N.A., as collateral agent (in such capacity, the "Collateral Agent"), to release, effective as of the Amendment No. 5 Effective Date, (a) that certain Pledge Agreement dated as of May 2, 2000 given by the Borrower in favor of the Collateral Agent with respect to the Borrower's pledge of 66% of the capital stock of Sykes Canada Corporation (formerly Oracle Service Networks Corporation) and (b) the capital stock and related collateral pledged pursuant to such Pledge Agreement.

                                        V
                           CONDITIONS TO EFFECTIVENESS

         SECTION 5.1. Amendment No. 5 Effective Date. This Amendment No. 5 shall be and become effective as of the date hereof (the "Amendment No. 5 Effective Date") when all of the conditions set forth in this Section 5.1 shall have been satisfied, and thereafter, this Amendment No. 5 shall be known, and may be referred to, as "Amendment No. 5."

                  SECTION 5.1.1. Execution of Counterparts. The Bank shall have received (including by telecopy) counterparts of this Amendment No. 5 which shall have been duly executed on behalf of the Borrower, the Guarantors, the other subsidiaries of the Borrower listed on the signature pages hereto and the Bank.

                  SECTION 5.1.2. Subsidiary Guaranty. The Bank shall have received (including by telecopy) counterparts of Guaranty Agreements which shall have been duly executed on behalf of Sykes Global Holdings, LLC and on behalf of Sykes LP Holdings, LLC.

                  SECTION 5.1.3. Legal Details, Etc. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Bank and its counsel prior to or by the time of closing. Prior to or by the time of closing, the Bank and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such originals, as the Bank or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment No. 5 shall be reasonably satisfactory to the Bank and its counsel.

                  SECTION 5.1.4. Payment of Amendment Fee. The Borrower shall have paid to the Bank a fee in connection with this Amendment No. 5 in an amount equal to 0.075% multiplied by the Revolving Loan Committed Amount.


                                       VI
                                  MISCELLANEOUS

         SECTION 6.1. Representations and Warranties. The Borrower hereby represents and warrants to the Bank that, after giving effect to this Amendment No. 5, (a) no Default or Event of Default exists under the Amended Credit Agreement or any of the other Credit Documents and (b) the representations and warranties incorporated pursuant to Section 3.05 of the Amended Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         SECTION 6.2. Cross-References. References in this Amendment No. 5 to any Section are, unless otherwise specified, to such Section of this Amendment No. 5.

         SECTION 6.3. Instrument Pursuant to Existing Credit Agreement. This Amendment No. 5 is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SECTION 6.4. Credit Documents. The Borrower, the Guarantors and the other subsidiaries of the Borrower listed on the signature pages hereto hereby confirm and agree that the Credit Documents are, and shall continue to be, in full force and effect, and hereby ratify and confirm in all respects their obligations thereunder, except that, upon the effectiveness of, and on and after the date of this Amendment No. 5, all references in each Credit Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

         SECTION 6.5. Counterparts, Effectiveness, Etc. This Amendment No. 5 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment No. 5 by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         SECTION 6.6. Governing Law; Entire Agreement. THIS AMENDMENT NO. 5 SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SECTION 6.7. Successors and Assigns. This Amendment No. 5 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


              [the remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be executed by their respective duly authorized officers as of the day and year first above written.


BORROWER:             SYKES ENTERPRISES, INCORPORATED


                      By:/S/ W. Michael Kipphut
                         ----------------------------------------------------
                      Name: W. Michael Kipphut
                      Title: Sr. Vice President and Chief Financial Officer


GUARANTORS:           SYKES REALTY, INC.


                      By:/S/ W. Michael Kipphut
                         -----------------------------------------------------
                      Name: W. Michael Kipphut
                      Title: Vice President and Chief Financial Officer


                      SYKES E-COMMERCE, INCORPORATED


                      By:/S/ W. Michael Kipphut
                         -----------------------------------------------------
                      Name: W. Michael Kipphut
                      Title: Secretary and Treasurer


                      SYKES GLOBAL HOLDINGS, LLC


                      By:/S/ W. Michael Kipphut
                          ----------------------------------------------------
                      Name: W. Michael Kipphut
                      Title: Sr. Vice President and Chief Financial Officer


                      SYKES LP HOLDINGS, LLC


                      By:/S/ W. Michael Kipphut
                        ------------------------------------------------------
                      Name: W. Michael Kipphut
                      Title: Sr. Vice President and Chief Financial Officer


                                               Signature Page to Amendment No. 5
                           to Credit Agreement - Sykes Enterprises, Incorporated
                                                                   December 2001

SUBSIDIARIES OF THE
BORROWER:

                      SYKES DATASVAR SUPPORT AB,
                      STOCKHOLM SWEDEN


                      By:/S/ W. Michael Kipphut
                        -----------------------------------------------------
                      Name: W. Michael Kipphut
                      Title: Authorized Representative


                      SYKES ENTERPRISES GmbH


                      By:/S/ W. Michael Kipphut
                        -----------------------------------------------------
                      Name: W. Michael Kipphut
                      Title: Authorized Representative


                      SYKES ENTERPRISES INCORPORATED
                      HOLDINGS BV


                      By:/S/ W. Michael Kipphut
                         ----------------------------------------------------
                      Name: W. Michael Kipphut
                      Title: Authorized Representative


                      SYKES ENTERPRISES INCORPORATED BV


                      By:/S/ W. Michael Kipphut
                         ----------------------------------------------------
                      Name: W. Michael Kipphut
                      Title: Authorized Representative


                      SYKES HOLDINGS OF BELGIUM B.V.B.A.


                      By:/S/ W. Michael Kipphut
                         ----------------------------------------------------
                      Name: W. Michael Kipphut
                      Title: Authorized Representative


                      MCQUEEN INTERNATIONAL, LIMITED


                      By:/S/ W. Michael Kipphut
                         ----------------------------------------------------
                      Name: W. Michael Kipphut
                      Title: Authorized Representative

BANK:                 BANK OF AMERICA, N.A., formerly known
                      as NationsBank, N.A.


                      By:/S/ John E. Williams
                         ----------------------------------------------------
                      Name: John E. Williams
                      Title: Managing Director





                                               Signature Page to Amendment No. 5
                          to Credit Agreement -- Sykes Enterprises, Incorporated
                                                                   December 2001

                                     ANNEX A

                    Description of Borrower's Reorganization

Please see below a description of the proposed planning for Sykes Enterprises, Incorporated (hereinafter referred to as "Sykes" or "the Company").

The purpose of this planning is to improve the Company's treasury position by allowing it to efficiently transfer funds amongst its domestic and foreign group members in accord with its business objectives.

In general, the planning contemplates a contribution of various foreign subsidiaries to a newly formed Dutch limited partnership, (a "Commanditaire Vennootschap" or "CV"). Prior to their contribution, the Company has held these foreign subsidiaries directly. The CV will thereafter act as a European holding company for many of Sykes' foreign subsidiaries.

The planning also contemplates a transaction whereby Sykes' Canadian subsidiary will purchase Sykes' German subsidiaries.

The Company will effect the planning through a series of steps. The significant details of these steps are set out below. Although the transactions and amounts included below represent Sykes' current plan, the actual transactions and amounts may be slightly different.

         1.       Sykes will form two new subsidiaries:

         - Sykes Canada Company, a Canadian unlimited liability corporation (hereinafter referred to as "SCC ULC") and

         - Sykes International Holdings BV, a Dutch corporation (hereinafter referred to as "NBV");

                  Sykes will fund these entities with the minimum capital required;

         2. Sykes will contribute the shares of SCC ULC to the capital of Sykes Canada Corporation, ("SCC"), a wholly owned Canadian subsidiary of Sykes;

         3. Sykes will contribute the shares of SCC, NBV and the shares of its wholly owned Swedish subsidiary, Datasvar, to its previously-existing Dutch subsidiary, Sykes Enterprises Holdings, BV (hereinafter referred to as "HBV");

         4.       HBV will contribute the shares of SCC to NBV;

         5. Sykes will form two new wholly-owned US subsidiary, Sykes Global Holdings, LLC (referred to herein as "US LLC") and Sykes LP Holdings, LLC (referred to herein as "LPLLC");

         6. Sykes, through US LLC and LPLLC, will create a new Dutch entity, Sykes Investments, CV (hereinafter referred to as "CV"); LPLLC will act as a limited partner of CV holding in excess of 99.99%, and US LLC will act as a general partner, holding less than 0.01%;

         7. Sykes will contribute the shares of Sykes Enterprises GmbH, its wholly owned German subsidiary (hereinafter referred to as SE_GmbH), and the shares of HBV to CV.

         8. SCC and SCC ULC will amalgamate with the resulting Canadian entity taking on unlimited liability form (the surviving entity will hereinafter be referred to as "CanSub ULC");

         9. CV will sell approximately $10 million of shares of SE_GmbH to NBV in exchange for a note payable issued by NBV (hereinafter referred to as the "NBV Note");

         10. CV will sell its remaining shares of SE_GmbH to CanSub ULC in exchange for an approximately $40 million note payable issued by CanSub ULC (The "CanSub Note") and for additional shares of CanSub ULC;

         11. NBV will contribute the SE_GmbH shares it recently purchased (as described above) to the capital of CanSub ULC;

         12. CV will sell the CanSub Note to HBV in exchange for an approximately $40 million note payable issued by HBV;

         13. CanSub ULC will distribute approximately $13 million of cash to NBV as a distribution of capital;

         14. NBV will distribute approximately $13 million of cash to CV in full satisfaction of the NBV Note; and

         15. CV will distribute approximately $13 million of cash to Sykes as a partnership distribution.